UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 20, 2009

TANGER FACTORY OUTLET CENTERS, INC.

_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                 Regulation FD Disclosure

On October 20, 2009, Tanger Factory Outlet Centers, Inc. (the “Company”) issued a press release announcing the purchase of a 52 acre land parcel in Mebane, North Carolina where it plans to construct a 317,000 Tanger Outlet Center which will contain approximately 80 brand name and designer outlet stores.  The expected completion date of the project is late 2010.  A copy of the Company’s press release is hereby furnished as Exhibit 99.1 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01                 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1	Press release announcing the beginning of construction of a Tanger Outlet Center in Mebane, North Carolina.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2009

TANGER FACTORY OUTLET CENTERS, INC.

By:           /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice-President, Chief Financial Officer & Secretary

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EXHIBIT INDEX

Exhibit No.

99.1	Press release announcing the beginning of construction of a Tanger Outlet Center in Mebane, North Carolina.